SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                  Date of Earliest Event Reported: May 16, 2007


                         NEXHORIZON COMMUNICATIONS, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   DELAWARE                 000-33327                       13-4151225
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)

9737 Wadsworth Pkwy., Westminster, CO 80021
-----------------------------------------------------
(Address of principal executive offices)     (Postal Code)


        Registrant's telephone number, including area code (303) 404-9700
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                           Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

The Press Release attached as Exhibit 99 is hereby incorporated.


                 Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


        A.  Financial Statements - None

        B.  Exhibits -  99 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 30, 2007                         NEXHORIZON COMMUNICATIONS, INC.



                                           By: /s/ Calvin D. Smiley, Sr.
                                              --------------------------------
                                              Calvin D. Smiley, Sr. President